EXHIBIT 10.17

May 5, 2002

Trek Resources, Inc.
4925 Greenville Avenue, Suite 955
Dallas, Texas 75206
Attn: Board of Directors

Re:	Option to Purchase Interests in
Oil and Natural Gas Properties

         This letter confirms our understanding regarding my recent purchase of certain oil and natural gas interests located in King and Lipscomb Counties, Texas and Beaver, Dewey, Major, Pottawatomie, and Woodward Counties, Oklahoma, which are more specifically described on Exhibit A attached hereto (the "Properties"). The Properties were initially offered for sale to Trek Resources, Inc. (the "Company"). However, the Company did not have adequate capital resources to purchase the Properties.

        In light of the Company's financial condition, the Company's Board of Directors (the "Board") authorized me to personally proceed with the acquisition of the Properties at a meeting duly held on March 28, 2002. The Board's approval of my personal acquisition of the Properties was made with the understanding that I would sell the Properties to the Company at the same net price I paid for the Properties (plus my out-of-pocket expenses incurred in connection with such purchase) if the Company was able to arrange adequate capital resources within 120 days from the date that I purchased the Properties. I completed the acquisition of the Properties on April 11, 2002. I have previously provided you with copies of the documentation evidencing my purchase of the Properties, including evidence of my payment of any post-closing purchase price adjustments and my out-of-pocket expenses associated with the purchase.

        Accordingly, I hereby grant the Company an option to purchase the Properties from me at any time before August 9, 2002 (the "Termination Date") for $1,025,000, less the gross proceeds of production from the Properties, net to my interest, plus interest on the $1,025,000 at the prime rate of interest (as quoted in the "Money Rates" section of the Wall Street Journal) + 1%, for the period of April 1, 2002 through the effective date of the Company's purchase of the Properties from me (as adjusted, the "Consideration"). In order to exercise this option, the Company must deliver a written election to purchase the Properties to me on or before the Termination Date.

        The Consideration may be paid in cash, shares of the Company's capital stock, or a combination of both. In the event that the Company elects to issue its common stock as Consideration, it would be valued at the average trading price per share for the Company's common stock as quoted on the over-the-counter bulletin board system maintained by the National Association of Securities Dealers for the twenty trading days immediately before the date of this letter. If the Company issues shares of preferred stock as Consideration, it would be valued at a price per share established in good faith by the Board.

        Please sign this letter in the space indicated below to evidence your agreement to the matters set forth herein. This letter agreement shall be governed by the substantive laws of the State of Texas, and may be executed in counterparts, each of which shall be deemed an original.

Very truly yours,

Michael E. Montgomery

AGREED AND ACCEPTED:

TREK RESOURCES, INC.

By: ,
on behalf of the Board of Directors
Printed Name:
Date:

Exhibit A

Description of Properties

Attached hereto and made a part of that certain Purchase Option Agreement dated effective May 5, 2002, by and between Trek Resources, Inc (grantee) and Michael E. Montgomery (grantor).

Lipscomb County, Texas
Hamker #1-591
Lessor:	William Dale Hamker and Anita Sue Hamker
Lessee:	Vernon H. Robinett
Date:	December 31, 1976
Recorded:	Volume 177, Page 148
Description:	All of Section 591, Block 43, H&TC Ry. Co. Survey, below the base of the Tonkawa formation, and as to the Tonkawa formation in and under the W/2, SE/4, SW/4 NE/4 of said Section 591

Hamker #1-644
Lessor:	Wallace N. Hamker and Leona A. Hamker
Lessee:	Vernon H. Robinett
Date:	June 21, 1977
Recorded:	Volume 181, Page 242
Description:	All of Section 644, Block 43, H&TC Ry. Co. Survey, except the Tonkawa formation

Woodward County, Oklahoma

Chance #1-7
Lessor:	Verlon D. Chance and Elaine Chance, husband and wife
Lessee:	Bob Carroll
Date:	August 30, 1978
Recorded:	Volume 527, Page 99
Description:	Lots 1, 2, 3 and E/2 NW/4 and NE/4 SW/4 and N/2 SE/4 and SE/4 SW/4 and SW/4 SE/4 Section 7-T24N-R18W

Lessor:	Virgil E. Chance and Joyce Ann Chance, husband and wife
Lessee:	Bob Carroll
Date:	August 30, 1978
Recorded:	Volume 527, Page 101
Description:	Lots 1, 2, 3 and E/2 NW/4 and NE/4 SW/4 and N/2 SE/4 Section 7-T24N-R18W

Lessor:	Lela Chance Whitaker and Joseph M. Whitaker, wife and husband
Lessee:	Bob Carroll
Date:	August 30, 1978
Recorded:	Volume 527, Page 102
Description:	Lots 1, 2, 3 and E/2 NW/4 and NE/4 SW/4 and N/2 SE/4 Section 7-T24N-18W

Lessor:	Amroy Co.
Lessee:	Bob Carroll
Date:	October 20, 1978
Recorded:	Volume 527, Page 106
Description:	Lots 1, 2, 3 and E/2 NW/4 and NE/4 SW/4 and N/2 SE/4 and NE/4 Section 7-T24N-R18W

Lessor:	Doris A. Walsh, a widow
Lessee:	Bob Carroll
Date:	January 22, 1979
Recorded:	Volume 537, Page 474
Description:	Lots 1, 2, 3 and E/2 NW/4 and NE/4 SW/4 and N/2 SE/4 and NE/4 Section 7-T24N-R18W

Lessor:	Clyde S. Jarrett, a widow
Lessee:	Bob Carroll
Date:	November 3, 1978
Recorded:	Volume 527, Page 110
Description:	NE/4 Section 7-T24N-R18W

Lessor:	Clyde S. Jarrett Living Trust dated November 11, 1975
Lessee:	Bob Carroll
Date:	November 3, 1978
Recorded:	Volume 527, Page 108
Description:	NE/4 Section 7-T24N-R18W

Lessor:	William Fred May and Frances Marie May, husband and wife
Lessee:	Bob Carroll
Date:	October 6, 1978
Recorded:	Volume 537, Page 476
Description:	NE/4 Section 7-T24N-R18W

Lessor:	United States of America
Lessee:	George Rodman, Inc.
Date:	October 1, 1979
Recorded:	Volume 557, Page 363
Description:	Lot 4 and SE/4 SE/4 Section 7-T24N-R18W

Lessor:	County Commissioners of Woodward County
Lessee:	Bob Carroll
Date:	October 9, 1978
Recorded:	Volume 527, Page 104
Description:	A tract of land in the NE/4 of Section 7-T24N-R18W described as follows:

Beginning at a point 1 chain and 50 links west of the northeast corner of Section 7 on section line between Section 6 and 7; thence south 13 degrees west 5 chains and 50 links; thence south 17 degrees east 3 chains and 50 links to a point of section line between Section 7 and 8, south of said northeast corner of Section 7 a distance of 8 chains and 25 links; said above line described in Section 7 to be in the west line of public highway 50 feet in width.

Pottawatomie County, Oklahoma

Baird #1
Lessor:	R. Scott Baird
Lessee:	William F. Hermen
Date:	December 10, 1976
Recorded:	Volume 547, Page 180
Description:	N/2 SE/4 Section 4-T8N-R2E

Lessor:	Roy G. Glass
Lessee:	William F. Hermen
Date:	December 15, 1976
Recorded:	Volume 547, Page 184
Description:	N/2 SE/4 Section 4-T8N-R2E

Lessor:	Mabel G. Wilkin
Lessee:	William F. Hermen
Date:	February 14, 1977
Recorded:	Volume 547, Page 192
Description:	N/2 SE/4 Section 4-T8N-R2E

Lessor:	Marion Wilkin Hohlt
Lessee:	William F. Hermen
Date:	February 14, 1977
Recorded:	Volume 547, Page 190
Description:	N/2 SE/4 Section 4-T8N-R2E

Lessor:	Robert S. Fleming
Lessee:	William F. Hermen
Date:	February 14, 1977
Recorded:	Volume 547, Page 188
Description:	N/2 SE/4 Section 4-T8N-R2E

Dewey County, Oklahoma

Brown #1-4
Lessor:	Singer Bros.
Date:	April 21, 1976
Recorded:	Volume 387, Page 842
Description:	SE/4 Section 4-T18N-R19W

Lessor:	Beverly C. Blackwell
Date:	June 3, 1976
Recorded:	Volume 391, Page 340
Description:	SE/4 Section 4-T18N-R19W

Lessor:	Lloyd W. Vickery
Date:	March 20, 1979
Recorded:	Volume 437, Page 374
Description:	SE/4 Section 4-T18N-R

Lessor:	Ward R. Vickery
Date:	March 20, 1979
Recorded:	Volume 437, Page 386
Description:	SE/4 Section 4-T18N-R19W

Lessor:	Harrison Eiteljorg
Date:	March 20, 1979
Recorded:	Volume 437, Page 376
Description:	SE/4 Section 4-T18N-R19W

Lessor:	Helen N. Jehle, Co-Trustee, Patricia A. Pearch, Co-Trustee and The Fourth National Bank & Trust Company of Wichita, Co-Trustee under the Will of Francis L. Jehle
Date:	March 27, 1979
Recorded:	Volume 437, Page 388
Description:	SE/4 Section 4-T18N-R19W

Lessor:	Beverly C. Blackwell
Date:	June 3, 1976
Recorded:	Volume 391, Page 334
Description:	SW/4 Section 4-T18N-R19W

Lessor:	Harrison Eiteljorg
Date:	March 20, 1979
Recorded:	Volume 437, Page 378
Description:	SW/4 Section 4-T18N-R19W

Lessor:	Allen W. Clowes
Date:	February 28, 1974
Recorded:	Volume 350, Page 356
Description:	SE/4 and SW/4 Section 4-T18N-R19W

Lessor:	The First National Bank and Trust Company of Oklahoma City, Trustee, Ione Leaverton Shaffer Trust
Date:	July 3, 1979
Recorded:	Volume 442, Page 368
Description:	SE/4 and SW/4 Section 4-T18N-R19W

Lessor:	Cecil M. Brown and Edith Brown, husband and wife
Date:	April 5, 1979
Recorded:	Volume 434, Page 827
Description:	SE/4 and SW/4 Section 4-T18N-R19W

Lessor:	Fordom, Inc.
Date:	March 27, 1979
Recorded:	Volume 437, Page 372
Description:	SE/4 and SW/4 Section 4-T18N-R19W

Lessor:	Sneed Company
Date:	April 16, 1979
Recorded:	Volume 437, Page 384
Description:	SE/4 and SW/4 Section 4-T18N-R19W

Lessor:	F.P. Schonwald Co.
Date:	July 9, 1979
Recorded:	Volume 442, Page 370
Description:	SE/4 and SW/4 Section 4-T18N-R19W

Lessor:	Ralph H. Piper
Date:	October 25, 1978
Recorded:	Volume 432, Page 809
Description:	Lots 1 and 2 and the S/2 NE/4 Section 4-T18N-R19W

Lessor:	Ross E. Piper
Date:	December 18, 1979
Recorded:	Volume 432, Page 807
Description:	Lots 1 and 2 and the S/2 NE/4 Section 4-T18N-R19W

Major County, Oklahoma

Hutchison #1-12
Lessor:	Gareld A. Whitlaw & Dorothy Whitlaw, husband and wife
Lessee:	Continental Resources Corporation
Date:	May 22, 1981
Recorded:	Volume 567, Page 231
Description:	E/2 NW/4 Section 12-T22N-R15W

Lessor:	The Reserve Petroleum Company
Lessee:	Continental Resources Corporation
Date:	May 6, 1981
Recorded:	Volume 567, Page 226
Description:	E/2 NW/4 Section 12-T22N-R15W

Lessor:	Sun Oil Company (Delaware)
Lessee:	Continental Resources Corporation
Date:	September 23, 1980
Recorded:	Volume 543, Page 531
Description:	W/2 NW/4 Section 12-T22N-R15W, from the surface of the ground to the stratigraphic equivalent of the depth penetrated in the first well drilled on said premises under this lease

Lessor:	U.I. Smith, Inc.
Lessee:	J.B. Mattax, Inc.
Date:	June 15, 1978
Recorded:	Volume 488, Page 247
Description:	W/2 NE/4 and NW/4 SE/4 Section 12-T22N-R15W

Lessor:	Melbern G. Hutchison and Wilma F. Hutchison
Lessee:	J.B. Mattax, Inc.
Date:	June 6, 1978
Recorded:	Volume 487, Page 384
Description:	W/2 NE/4 Section 12-T22N-R15W

Lessor:	Melbern G. Hutchison and Wilma F. Hutchison
Lessee:	J.B. Mattax, Inc.
Date:	June 6, 1978
Recorded:	Volume 495, Page 499
Description:	NW/4 SE/4 Section 12-T22N-R15W

Lessor:	Ada Z. Newsom and D.J. Newsom
Lessee:	JB Madhouse, Inc.
Date:	July 10, 1978
Recorded:	Volume 490, Page 213
Description:	E/2 E/2 Section 12-T22N-R15W

Lessor:	Lena P. Phillips
Lessee:	JB Madhouse, Inc.
Date:	July 10, 1978
Recorded:	Volume 491, Page 597
Description:	E/2 E/2 Section 12-T22N-R15W

Lessor:	Rosa Evelyn Kaufman and Hugh Kaufman
Lessee:	JB Madhouse, Inc.
Date:	July 5, 1978
Recorded:	Volume 490, Page 539
Description:	SW/4 and SW/4 SE/4 Section 12-T22N-R15W

Lessor:	M. Lee Phillips and Lucille Phillips
Lessee:	JB Madhouse, Inc.
Date:	July 5, 1978
Recorded:	Volume 490, Page 537
Description:	SW/4 and SW/4 SE/4 Section 12-T22N-R15W

Lessor:	Bonnie Synar and Harry Synar
Lessee:	J.B. Mattax, Inc.
Date:	July 5, 1978
Recorded:	Volume 490, Page 532
Description:	SW/4 and SW/4 SE/4 Section 12-T22N-R15W

Lessor:	Lucy L. Fosmire and R.O. Fosmire
Lessee:	J.B. Mattax, Inc.
Date:	July 5, 1978
Recorded:	Volume 491, Page 599
Description:	SW/4 and SW/4 SE/4 Section 12-T22N-R15W

Lessor:	Ray O. Phillips and Evelyn Phillips
Lessee:	J.B. Mattax, Inc.
Date:	July 5, 1978
Recorded:	Volume 493, Page 15
Description:	SW/4 and SW/4 SE/4 Section 12-T22N-R15W

Beaver County, Oklahoma

Schuster #1
Lessor:	John A. Miller, et ux
Lessee:	Kingwood Oil Company
Date:	February 20, 1961
Recorded:	Volume 32, Page 323
Description:	Section 36-T2N-R27E

Lessor:	Rex Hagan, et ux
Lessee:	John T. Crane
Date:	February 24, 1955
Recorded:	Volume 148, Page 612
Description:	Section 36-T2N-R27E

Lessor:	J.D. Brown, et ux
Lessee:	John T. Crane
Date:	February 28, 1955
Recorded:	Volume 149, Page 340
Description:	Section 36-T2N-R27E

Kinnamon A #1
Lessor:	Alga W. Brooks, et al
Lessee:	S.L. Parks
Date:	December 13, 1945
Recorded:	Volume 8, Page 248
Description:	Section 23-T5N-R23E

Lessor:	The Federal Land Bank of Wichita, Wichita, Kansas
Lessee:	S.L. Parks
Date:	December 11, 1950
Recorded:	Volume 24, Page 50
Description:	Section 23-T5N-R23E

Lessor:	William Sallee and Corinne Sallee
Lessee:	S.L. Parks
Date:	December 11, 1945
Recorded:	Volume 8, Page 249
Description:	Section 23-T5N-R23E

Lessor:	Beaver, Meade and Englewood Railroad Company
Lessee:	City Service Oil Company
Date:	January 19, 1956
Recorded:	Volume 161, Page 6
Description:	Section 23-T5N-R23E

Lessor:	The First National Bank & Trust Company of Oklahoma City, Trustee under the Will of William C. Chisum
Lessee:	Whiteman Industries, Inc.
Date:	March 30, 1979
Recorded:	Volume 506, Page 103
Description:	Section 23-T5N-R23E

Lessor:	The Federal Land Bank of Wichita, Wichita, Kansas
Lessee:	Mattax Petroleum Corporation
Date:	February 15, 1979
Recorded:	Volume 503, Page 439
Description:	Section 23-T5N-R23E

Lessor:	George W. Loepp and wife, Kathlyn Loepp
Lessee:	Ivanhoe Petroleum Company and Lobo Exploration Company
Date:	July 27, 1980
Recorded:	Volume 490, Page 322
Description:	Section 23-T5N-R23E

Lessor:	George F. Kinnamon, et al
Lessee:	Stanolind Oil and Gas Company
Date:	October 7, 1948
Recorded:	Volume 28, Page 76
Description:	Section 23-T5N-R23E

King County, Texas

Masterson/Beadhead Wells

Lessor:	Bank One, Texas, N.A., Fort Worth, Successor Trustee under the Will of T.B. Masterson, Jr., Deceased, et al
Lessee:	David H. Arrington Oil & Gas, Inc.
Date:	June 15, 1999, effective August 17, 1999
Recorded:	Memorandum of Oil and Gas Lease recorded at Volume 61, Page 628
Description:

INSOFAR AND ONLY INSOFAR as said lease covers the NW/4 of Section 66, A-441, Block A, John B. Rector Survey, from 5,550' down to 5,886'; the SW/4 of Section 66, A-441, Block A, John B. Rector Survey, from 5,550' down to 5,952'

Lessor:	R.B. Masterson, Jr., et al
Lessee:	The Ard Drilling Company
Date:	November 28, 1949
Recorded:	Volume 1, Page 454, as amended
Description:

E/2 Section 68, Block A, John B. Rector Survey, from the surface to 5,530 feet subsurface; E/2 Section 65, Block A, John B. Rector Survey from the surface to 5,920 feet subsurface; S/2 Section 53, Block 10, BS&F Survey, from the surface to 5,900 feet subsurface; N/2 Section 41, Block 10, AB&M Survey, from the surface to 5,823 feet subsurface; North 320 acres Section 76, Block A, W.J. Montgomery Survey, from the surface to 6,038 feet subsurface

END OF EXHIBIT "A"